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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 25, 2001


                                GERON CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                     0-20859                   75-2287752
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)          Identification Number)


          230 CONSTITUTION DRIVE
          MENLO PARK, CALIFORNIA                                  94025
(Address of principal executive offices)                       (Zip Code)


                                 (650) 473-7700
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

        On January 25, 2001, the Registrant publicly disseminated a press release announcing that the Registrant had regained all rights to its telomerase inhibitors from Pharmacia Corporation, and that it was in the process of establishing an Oncology Division to develop oncology products that target telomerase, as well as other telomerase diagnostic and therapeutic products. Pharmacia Corporation had acquired the product rights in 1997 to treat human cancers in selected territories pursuant to a contract which has expired.

         The foregoing description is qualified in its entirety by reference to the Registrant's Press Release dated January 25, 2001, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. EXHIBITS

        (c) Exhibits.

            99.1 -- Registrant's Press Release dated January 25, 2001.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              GERON CORPORATION



Date: January 30, 2001                        By: /s/ David L. Greenwood
                                                  ------------------------------
                                              Name:   David L. Greenwood
                                              Title:  Senior Vice President and
                                                      Chief Financial Officer



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                                 EXHIBIT INDEX

    EXHIBIT
    NUMBER                        DESCRIPTION
    -------                       -----------
     99.1       Registrant's Press Release dated January 25, 2001.